14. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2025
Notes
14. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

14.FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Financial instruments measured at fair value are classified into one of Three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The Three levels of the fair value hierarchy are:

•Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities;

•Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and

•Level 3 - Inputs that are not based on observable market data.

The Company’s financial instruments consist of cash and cash equivalents, other receivables (excluding sales tax recoverable), deposits and accounts payable and accrued liabilities, which are classified as and measured at amortized cost. The carrying values approximate the fair value of these financial instruments due to their short-term nature.

The Company is exposed to certain financial risks by its financial instruments. The risk exposures and their impact on the Company’s financial statements are summarized below.

Credit risk

Credit risk is the risk of financial loss to the Company if a counterparty to a financial instrument fails to fulfill its contractual obligations. The Company’s credit risk relates primarily to cash and cash equivalents and deposits. The Company minimizes its credit risk related to cash and cash equivalents by placing these financial instruments with major financial institutions. The Company considers the credit risk related to cash and cash equivalents and deposits to be minimal.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The objective of interest risk management is to manage and control market risk exposures within acceptable parameters while optimizing returns. The Company has no significant financial instruments with variable interest rates and has assessed interest rate risk as minimal.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations when they become due. To mitigate this risk, the Company has a planning and budgeting process in place to determine the funds required to support its ongoing operations and capital expenditures. The Company endeavors to ensure that sufficient funds are raised from equity offerings to meet its operating requirements, after taking into account existing cash and expected exercise of stock options and share purchase warrants. For the year ended December 31, 2025, the Company incurred a loss of $9,959,278 (2024 - $12,682,632). The Company’s cash and cash equivalents are held in business accounts and are available on demand for the Company’s programs. As at December 31, 2025, the Company had a cash and cash equivalents balance of $38,193,983 (December 31, 2024 - $9,534,129) to settle current liabilities of $1,167,556 (December 31, 2024 - $749,934) and has assessed the liquidity risk as minimal.

Foreign exchange risk

Foreign exchange risk arises on financial instruments that are denominated in a currency other than the functional currency of the Company. The Company is exposed to foreign exchange risk from fluctuations in the US dollar to the Canadian dollar on its cash and accounts payable balances.

A summary of the Company’s financial instruments held in USD, expressed in Canadian dollars is as follows:

	2025	2024
	$	$
Cash and cash equivalents	936,603	78,627
Accounts payable and accrued liabilities	19,421	34,664
	917,182	43,963

A 10% change in the US dollar exchange rate relative to the Canadian dollar would change the Company’s profit or loss by approximately $91,718 (December 31, 2024 - $4,396). The Company has assessed the foreign exchange risk as minimal.